Exhibit 4.1

EXECUTION VERSION

ABBVIE INC.

SUPPLEMENTAL INDENTURE NO. 3

$1,800,000,000 2.300% Senior Notes due 2021
$1,000,000,000 2.850% Senior Notes due 2023
$2,000,000,000 3.200% Senior Notes due 2026
$1,000,000,000 4.300% Senior Notes due 2036
$2,000,000,000 4.450% Senior Notes due 2046

THIS SUPPLEMENTAL INDENTURE NO. 3, dated as of May 12, 2016 (the “Supplemental Indenture”), among ABBVIE INC., a Delaware corporation (the “Company”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 8, 2012 (as it may be supplemented or amended from time to time, the “Indenture”), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

WHEREAS, Article Nine of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1                                    Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2                                    Definitions. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2021 Notes” means the 2.300% Senior Notes due 2021.

“2023 Notes” means the 2.850% Senior Notes due 2023.

“2026 Notes” means the 3.200% Senior Notes due 2026.

“2036 Notes” means the 4.300% Senior Notes due 2036.

“2046 Notes” means the 4.450% Senior Notes due 2046.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Global Notes Legend” means the legend set forth in Exhibits A1 through A5 to this Supplemental Indenture.

“Notes” means the 2021 Notes, the 2023 Notes, the 2026 Notes, the 2036 Notes and the 2046 Notes.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who will initially be the Trustee.

“Participant” means members of, or participants in, the Depository.

“Special Mandatory Redemption”, in respect of each series of Notes, has the meaning set forth in Exhibit A1, A2, A3, A4 or A5 to this Supplemental Indenture, as applicable.

Section 1.3                                    Amendment to Section 4.1 of the Indenture. Solely as it relates to the Notes, Section 4.1 of the Indenture shall be amended by replacing subsection (1)(B) with the following:

(B)                               all Securities of such series not theretofore delivered to the Trustee for cancellation

(i)                                     have become due and payable, or

(ii)                                  will become due and payable at their Stated Maturity within one year, or

(iii)                               if redeemable at the Company’s option, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities of such series to the date of such deposit (in the case of Securities which have become due and payable), or to their Stated Maturity or the Redemption Date, as the case may be (provided that in connection with any discharge relating to any redemption that requires the payment of a premium, the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is deposited with the Trustee equal to the premium calculated as of the date of the notice of redemption, with any deficit as of the Redemption Date only required to be deposited with the Trustee on or prior to the Redemption Date), together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at Maturity or the Redemption Date, as the case may be;

Section 1.4                                    Amendment to Section 5.1 of the Indenture. For the sole benefit of the Holders of the Notes, Section 5.1 of the Indenture shall be amended by adding the following subsection (8) as an Event of Default:

(8)                                 with respect to any series of Notes, default in the performance of the Company’s obligations relating to the Special Mandatory Redemption pursuant to such series of Notes.

Section 1.5                                    Amendment to Section 9.2 of the Indenture. Solely with respect to the Notes, Section 9.2 of the Indenture shall be amended by adding the following paragraph immediately preceding the last paragraph of such Section:

The provisions related to the Company’s obligation to redeem the Notes in a Special Mandatory Redemption may not be waived or modified for any series of Notes without the written consent of AbbVie and Holders of at least 662/3% in principal amount of such series.

Section 1.6                                    Amendment to Section 13.4 of the Indenture. Solely as it relates to the Notes, Section 13.4 of the Indenture shall be amended by replacing subsections (5) and (6) with the following:

(5)                                 In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(6)                                 In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

Section 1.7                                    Rules of Construction. For all purposes of this Supplemental Indenture:

(a)                                 capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)                                 all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)                                  the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)                                 in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

ARTICLE II

THE SECURITIES

Section 2.1                                    Title of the Notes. There shall be (i) a series of Securities designated the 2.300% Senior Notes due 2021, (ii) a series of Securities designated the 2.850% Senior Notes due 2023, (iii) a series of Securities designated the 3.200% Senior Notes due 2026, (iv) a series of Securities designated the 4.300% Senior Notes due 2036 and (v) a series of Securities designated the 4.450% Senior Notes due 2046.

Section 2.2                                    Initial Principal Amount. The 2.300% Senior Notes due 2021 will be initially issued in an aggregate principal amount of $1,800,000,000, the 2.850% Senior Notes due 2023 will be initially issued in an aggregate principal amount of $1,000,000,000, the 3.200% Senior Notes due 2026 will be initially issued in an aggregate principal amount of $2,000,000,000, the 4.300% Senior Notes due 2036 will be initially issued in an aggregate principal amount of $1,000,000,000 and the 4.450% Senior Notes due 2046 will be initially issued in an aggregate principal amount of $2,000,000,000.

Section 2.3                                    [Reserved].

Section 2.4                                    Form and Dating.

(a)                                 General. The 2021 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A1 hereto. The 2023 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A2 hereto. The 2026 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A3 hereto. The 2036 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A4 hereto. The 2046 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A5 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions, provided that if any such additional Notes are not fungible with the existing Notes for Federal income tax purposes, such additional Notes will have a separate CUSIP number.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

The Company hereby designates The Depository Trust Company as the initial Depository for the Global Notes.

(b)                                 Global Notes. The Notes will be issued initially in the form of one or more global notes (the “Global Notes”) in definitive, fully registered, book-entry form. The Global Notes will be delivered to the Notes Custodian and registered in the name of the Depository or the nominee of such Depository. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c)                                  Book-Entry Provisions. This Section 2.4(c) shall apply only to a Global Note deposited with or on behalf of the Depository. The Company shall execute and the Trustee shall, in accordance with this Section 2.4(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as Notes Custodian.

Payments in respect of the principal of, premium, if any, and interest on a Global Note registered in the name of the Depository or its nominee will be payable to the Depository in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee will treat the persons in whose names the Notes, including the Global Notes, are registered as the owners of the Notes for the purpose of receiving payments and for all other purposes, whether or not the Notes be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(d)                                 Definitive Notes. Except as provided in Section 2.6, owners of a beneficial interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Definitive Notes and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Section 2.5                                    Transfer and Exchange.

(a)                                 Transfer and Exchange of Definitive Notes. When Definitive Notes are presented to the Security Registrar with a request:

(i)                                     to register the transfer of such Definitive Notes; or

(ii)                                  to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A)                               shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B)                               are accompanied by the following additional information and documents, as applicable:

(x)                                 if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note); or

(y)                                 if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

(b)                                 Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.6, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c)                                  Transfer and Exchange of Global Notes.

(i)                                     The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)                                  If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)                               Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.6), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(d)                                 [Reserved].

(e)                                  [Reserved].

(f)                                   Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

(g)                                  Obligations with Respect to Transfers and Exchanges of Notes.

(i)                                     To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii)                                  No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

(h)                                 Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(i)                                     The Company hereby appoints the Trustee as Security Registrar for the Notes. Neither the Company nor the Security Registrar shall be required to register the transfer of or exchange Notes of any series (i) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of that series selected for redemption under Section 11.3 of the Indenture and ending at the close of business on the day of such mailing, or (ii) so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(j)                                    All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(k)                                 No Obligation of the Trustee.

(i)                                     The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in, the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii)           The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.6            Definitive Notes.

(a)           A Global Note deposited with the Depository or with the Trustee as Notes Custodian pursuant to Section 2.4 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.5 and (i) the Depository (A) notifies the Company that the Depository is no longer willing or able to act as a depositary or clearing system for the Notes or (B) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and, in either event, a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) upon the occurrence and continuation of an Event of Default and the Depository notifies the Trustee of its decision to exchange the Global Note for Definitive Notes, or (iii) the Company determines not to have the Notes represented by a Global Note.

(b)           Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.6 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and upon Company Order the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.6 shall be executed, authenticated and delivered only in denominations of $2,000 of principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as requested by or on behalf of the Depository (in accordance with its customary procedures).

(c)           The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d)           In the event of the occurrence of any of the events specified in Section 2.6(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1            Ratification. The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.2            Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

Section 3.3            Governing Law. THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4            Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 3.5            The Trustee.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 3 to be duly executed as of the day and year first above written.

ABBVIE INC.

By:	/s/ Robert Michael
	Name:	Robert Michael
	Title:	Vice President, Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 3]

EXHIBIT A1 — Form of 2.300% Senior Notes due 2021

ABBVIE INC.

2.300% Senior Notes due 2021

No. [001]	$[500,000,000]

CUSIP No. 00287Y AU3

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A-1-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [FIVE HUNDRED] Million Dollars ($[500,000,000]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on May 14, 2021 and to pay interest thereon from May 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 14 and November 14 in each year, commencing November 14, 2016, at the rate of 2.300% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 12, 2016

ABBVIE INC.

By:
		Name:	Robert Michael
		Title:	Vice President, Treasurer

A-1-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: May 12, 2016

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-1-4

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 3, dated as of May 12, 2016 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,800,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to April 14, 2021 (one month prior to the maturity date of this Security) in whole or from time prior to April 14, 2021 in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after April 14, 2021 (one month prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If

A-1-5

less than all of the Securities of this series are to be redeemed at any time, the Trustee shall select, not more than 45 days prior to the Redemption Date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities of this series not previously redeemed by random lot.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States of America.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities of this series to be redeemed, yields

A-1-6

for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third New York Business Day preceding the Redemption Date.

If (x) the consummation of the Stemcentrx Acquisition (as defined below) does not occur on or before October 22, 2016 (the “End Date”) or (y) the Company notifies the Trustee that the Stemcentrx Merger Agreement (as defined below) has been terminated in accordance with its terms prior to the consummation of the Stemcentrx Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all of the Securities of this series then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

If the Company is required to redeem the Securities of this series in a Special Mandatory Redemption pursuant to the immediately preceding paragraph, the Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed, or delivered electronically if held by the Depository in accordance with the Depository’s customary procedures, to the Holders at their registered addresses no later than 10 days following the Acquisition Deadline, which shall provide for the redemption of the notes on or prior to the third business day (the “Special Mandatory Redemption Date”) following the date of such notice. Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Securities of this series to be redeemed on the Special Mandatory Redemption Date with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.

“Stemcentrx Acquisition” means the acquisition of Stemcentrx, Inc., a Delaware corporation, pursuant to the Stemcentrx Merger Agreement.

“Stemcentrx Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 25, 2016, by and among the Company, Stemcentrx, Inc., Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of the Company and, for certain purposes described in the Stemcentrx Merger Agreement, Fertile Valley LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time in accordance with its terms).

Notwithstanding the foregoing, installments of interest on any such Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the Holders as of

A-1-7

the close of business on the relevant Regular Record Dates in accordance with the Securities of this series and the Indenture.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are

A-1-8

exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                                         *                                         *

A-1-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-1-10

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A-1-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-12

EXHIBIT A2 — Form of 2.850% Senior Notes due 2023

ABBVIE INC.

2.850% Senior Notes due 2023

No. [001]	$[500,000,000]

CUSIP No. 00287Y AX7

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A-2-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [FIVE HUNDRED] Million Dollars ($[500,000,000]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on May 14, 2023 and to pay interest thereon from May 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 14 and November 14 in each year, commencing November 14, 2016, at the rate of 2.850% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 12, 2016

ABBVIE INC.

By:
Name: Robert Michael
Title: Vice President, Treasurer

A-2-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: May 12, 2016

U.S. BANK NATIONAL ASSOCIATION, as
Trustee

By:
Name:
Title:

A-2-4

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 3, dated as of May 12, 2016 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to March 14, 2023 (two months prior to the maturity date of this Security) in whole or from time prior to March 14, 2023 in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after March 14, 2023 (two months prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If

A-2-5

less than all of the Securities of this series are to be redeemed at any time, the Trustee shall select, not more than 45 days prior to the Redemption Date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities of this series not previously redeemed by random lot.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States of America.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities of this series to be redeemed, yields

A-2-6

for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third New York Business Day preceding the Redemption Date.

If (x) the consummation of the Stemcentrx Acquisition (as defined below) does not occur on or before October 22, 2016 (the “End Date”) or (y) the Company notifies the Trustee that the Stemcentrx Merger Agreement (as defined below) has been terminated in accordance with its terms prior to the consummation of the Stemcentrx Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all of the Securities of this series then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

If the Company is required to redeem the Securities of this series in a Special Mandatory Redemption pursuant to the immediately preceding paragraph, the Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed, or delivered electronically if held by the Depository in accordance with the Depository’s customary procedures, to the Holders at their registered addresses no later than 10 days following the Acquisition Deadline, which shall provide for the redemption of the notes on or prior to the third business day (the “Special Mandatory Redemption Date”) following the date of such notice. Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Securities of this series to be redeemed on the Special Mandatory Redemption Date with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.

“Stemcentrx Acquisition” means the acquisition of Stemcentrx, Inc., a Delaware corporation, pursuant to the Stemcentrx Merger Agreement.

“Stemcentrx Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 25, 2016, by and among the Company, Stemcentrx, Inc., Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of the Company and, for certain purposes described in the Stemcentrx Merger Agreement, Fertile Valley LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time in accordance with its terms).

Notwithstanding the foregoing, installments of interest on any such Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the Holders as of

A-2-7

the close of business on the relevant Regular Record Dates in accordance with the Securities of this series and the Indenture.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are

A-2-8

exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                                         *                                         *

A-2-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-2-10

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A-2-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-12

EXHIBIT A3 — Form of 3.200% Senior Notes due 2026

ABBVIE INC.

3.200% Senior Notes due 2026

No. [001]	$[500,000,000]

CUSIP No. 00287Y AY5

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A-3-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [FIVE HUNDRED] Million Dollars ($[500,000,000]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on May 14, 2026 and to pay interest thereon from May 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 14 and November 14 in each year, commencing November 14, 2016, at the rate of 3.200% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 12, 2016

ABBVIE INC.

By:
Name: Robert Michael
Title: Vice President, Treasurer

A-3-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: May 12, 2016

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-3-4

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 3, dated as of May 12, 2016 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $2,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to February 14, 2026 (three months prior to the maturity date of this Security) in whole or from time prior to February 14, 2026 in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after February 14, 2026 (three months prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If

A-3-5

less than all of the Securities of this series are to be redeemed at any time, the Trustee shall select, not more than 45 days prior to the Redemption Date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities of this series not previously redeemed by random lot.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States of America.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities of this series to be redeemed, yields

A-3-6

for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third New York Business Day preceding the Redemption Date.

If (x) the consummation of the Stemcentrx Acquisition (as defined below) does not occur on or before October 22, 2016 (the “End Date”) or (y) the Company notifies the Trustee that the Stemcentrx Merger Agreement (as defined below) has been terminated in accordance with its terms prior to the consummation of the Stemcentrx Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all of the Securities of this series then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

If the Company is required to redeem the Securities of this series in a Special Mandatory Redemption pursuant to the immediately preceding paragraph, the Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed, or delivered electronically if held by the Depository in accordance with the Depository’s customary procedures, to the Holders at their registered addresses no later than 10 days following the Acquisition Deadline, which shall provide for the redemption of the notes on or prior to the third business day (the “Special Mandatory Redemption Date”) following the date of such notice. Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Securities of this series to be redeemed on the Special Mandatory Redemption Date with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.

“Stemcentrx Acquisition” means the acquisition of Stemcentrx, Inc., a Delaware corporation, pursuant to the Stemcentrx Merger Agreement.

“Stemcentrx Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 25, 2016, by and among the Company, Stemcentrx, Inc., Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of the Company and, for certain purposes described in the Stemcentrx Merger Agreement, Fertile Valley LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time in accordance with its terms).

Notwithstanding the foregoing, installments of interest on any such Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the Holders as of

A-3-7

the close of business on the relevant Regular Record Dates in accordance with the Securities of this series and the Indenture.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are

A-3-8

exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                                         *                                         *

A-3-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-3-10

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A-3-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                             as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-12

EXHIBIT A4 — Form of 4.300% Senior Notes due 2036

ABBVIE INC.

4.300% Senior Notes due 2036

No. [001]	$[500,000,000]

CUSIP No. 00287Y AV1

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A-4-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [FIVE HUNDRED] Million Dollars ($[500,000,000]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on May 14, 2036 and to pay interest thereon from May 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 14 and November 14 in each year, commencing November 14, 2016, at the rate of 4.300% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-4-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 12, 2016

ABBVIE INC.

By:
Name: Robert Michael
Title: Vice President, Treasurer

A-4-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: May 12, 2016

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-4-4

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 3, dated as of May 12, 2016 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to November 14, 2035 (six months prior to the maturity date of this Security) in whole or from time prior to November 14, 2035 in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after November 14, 2035 (six months prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If

A-4-5

less than all of the Securities of this series are to be redeemed at any time, the Trustee shall select, not more than 45 days prior to the Redemption Date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities of this series not previously redeemed by random lot.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States of America.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities of this series to be redeemed, yields

A-4-6

for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third New York Business Day preceding the Redemption Date.

If (x) the consummation of the Stemcentrx Acquisition (as defined below) does not occur on or before October 22, 2016 (the “End Date”) or (y) the Company notifies the Trustee that the Stemcentrx Merger Agreement (as defined below) has been terminated in accordance with its terms prior to the consummation of the Stemcentrx Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all of the Securities of this series then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

If the Company is required to redeem the Securities of this series in a Special Mandatory Redemption pursuant to the immediately preceding paragraph, the Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed, or delivered electronically if held by the Depository in accordance with the Depository’s customary procedures, to the Holders at their registered addresses no later than 10 days following the Acquisition Deadline, which shall provide for the redemption of the notes on or prior to the third business day (the “Special Mandatory Redemption Date”) following the date of such notice. Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Securities of this series to be redeemed on the Special Mandatory Redemption Date with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.

“Stemcentrx Acquisition” means the acquisition of Stemcentrx, Inc., a Delaware corporation, pursuant to the Stemcentrx Merger Agreement.

“Stemcentrx Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 25, 2016, by and among the Company, Stemcentrx, Inc., Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of the Company and, for certain purposes described in the Stemcentrx Merger Agreement, Fertile Valley LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time in accordance with its terms).

Notwithstanding the foregoing, installments of interest on any such Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the Holders as of

A-4-7

the close of business on the relevant Regular Record Dates in accordance with the Securities of this series and the Indenture.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are

A-4-8

exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                                         *                                         *

A-4-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-4-10

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A-4-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                                      as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-12

EXHIBIT A5 — Form of 4.450% Senior Notes due 2046

ABBVIE INC.

4.450% Senior Notes due 2046

No. [001]	$[500,000,000]

CUSIP No. 00287Y AW9

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

A-5-1

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [FIVE HUNDRED] Million Dollars ($[500,000,000]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on May 14, 2046 and to pay interest thereon from May 12, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on May 14 and November 14 in each year, commencing November 14, 2016, at the rate of 4.450% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided further that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 12, 2016

ABBVIE INC.

By:
	Name:	Robert Michael
	Title:	Vice President, Treasurer

A-5-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: May 12, 2016

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-5-4

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 3, dated as of May 12, 2016 (herein called the “Supplemental Indenture”), among the Company and the Trustee, to which Indenture, Supplemental Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $2,000,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to November 14, 2045 (six months prior to the maturity date of this Security) in whole or from time prior to November 14, 2045 in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after November 14, 2045 (six months prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

The Company will give notice of any optional redemption to Holders at their addresses, as shown in the Security Register for such Securities, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their Redemption Date. If

A-5-5

less than all of the Securities of this series are to be redeemed at any time, the Trustee shall select, not more than 45 days prior to the Redemption Date, which Securities or the portion thereof, that are to be redeemed from the outstanding Securities of this series not previously redeemed by random lot.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) if the Company obtains four or more Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

“Primary Treasury Dealer” means a primary United States government securities dealer in the United States of America.

“Reference Treasury Dealer” means (i) Barclays Capital Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers the Company selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third New York Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities of this series to be redeemed, yields

A-5-6

for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third New York Business Day preceding the Redemption Date.

If (x) the consummation of the Stemcentrx Acquisition (as defined below) does not occur on or before October 22, 2016 (the “End Date”) or (y) the Company notifies the Trustee that the Stemcentrx Merger Agreement (as defined below) has been terminated in accordance with its terms prior to the consummation of the Stemcentrx Acquisition (the earlier of the date of delivery of such notice and the End Date, the “Acquisition Deadline”), the Company shall redeem all of the Securities of this series then outstanding (the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date (as defined below) (the “Special Mandatory Redemption Price”).

If the Company is required to redeem the Securities of this series in a Special Mandatory Redemption pursuant to the immediately preceding paragraph, the Company will cause a notice of Special Mandatory Redemption to be mailed to the Trustee and mailed, or delivered electronically if held by the Depository in accordance with the Depository’s customary procedures, to the Holders at their registered addresses no later than 10 days following the Acquisition Deadline, which shall provide for the redemption of the notes on or prior to the third business day (the “Special Mandatory Redemption Date”) following the date of such notice. Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Securities of this series to be redeemed on the Special Mandatory Redemption Date with the Trustee or a paying agent on or before such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.

“Stemcentrx Acquisition” means the acquisition of Stemcentrx, Inc., a Delaware corporation, pursuant to the Stemcentrx Merger Agreement.

“Stemcentrx Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 25, 2016, by and among the Company, Stemcentrx, Inc., Sirius Sonoma Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Sirius Sonoma LLC, a Delaware limited liability company and wholly owned subsidiary of the Company and, for certain purposes described in the Stemcentrx Merger Agreement, Fertile Valley LLC, a Delaware limited liability company (as amended, supplemented or otherwise modified from time to time in accordance with its terms).

Notwithstanding the foregoing, installments of interest on any such Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the Holders as of

A-5-7

the close of business on the relevant Regular Record Dates in accordance with the Securities of this series and the Indenture.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are

A-5-8

exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                                         *                                         *

A-5-9

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $               principal amount of Securities held in (check applicable space)         book-entry or         definitive form by                                                                                (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]
Dated:

By:

A-5-10

SCHEDULE OF EXCHANGES

The following exchanges of a part of this Book-Entry Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Custodian

A-5-11

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-5-12